UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 25, 2007

DYAX CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Technology Square

Cambridge, MA 02139

(Address of Principal Executive Offices) (Zip Code)

(617) 225-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On July 25, 2007, Dyax Corp. issued a press release announcing its financial results for the quarter ended June 30, 2007.  Pursuant to Item 2.02, a copy of the press release is hereby furnished to the Commission as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                           Press release of Dyax Corp. dated July 25, 2007 reporting Dyax’s financial results for the quarter ended June 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated: July 25, 2007	By:	Ivana Magovčević-Liebisch
Ivana Magovčević-Liebisch
General Counsel and
Executive Vice President,
Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Dyax Corp. dated July 25, 2007 reporting Dyax’s financial results for the quarter ended June 30, 2007.